SUPPLEMENT TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

Wells Fargo Advantage Index Fund (the “Fund”)

            At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved the reopening of the Fund’s Class A and Class C shares to new investors effective October 1, 2015 (the “Reopening”).

All references to Class A and Class C shares as “closed” in the Fund’s prospectus and Statement of Additional Information are deleted effective upon the reopening.

August 13, 2015                                                                                                              EGR085/P901SP2